UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 18, 2005

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360
Grand Prairie, Texas 75050

(Address of principal executive offices)

(866) 578-1665

(Issuer’s telephone number)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRECIS, INC.

Fork 8-K

Current Report

Table of Contents

Item 2.02	Results of Operations and Financial Condition

Item 9.01	Exhibits

Signature

Item 2.02                Departure Results of Operations and Financial Condition

Precis, Inc. (the “Company”) announced its results of operations for the completed fiscal quarter and year ended December 31, 2004.  Details of the announcement are contained in the press release of the Company dated April 18, 2005, included in this Current Report on Form 8-K as Exhibit 99.1

Item 9.01                Exhibits

Exhibit 99.1:          Press Release issued by the Company, dated April 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

By:	/s/ Judith H. Henkels

Judith H. Henkels
Chairman of the Board of Directors Chief Executive Officer and President

Dated: April 18, 2005